UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2023

Qualigen Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5857 Owens Avenue, Suite 300, Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

(760) 452-8111

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	QLGN	The Nasdaq Capital Market of The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 5, 2023, we entered into an Amendment No. 1 with regard to Securities Purchase Agreement, with Alpha Capital Anstalt. This Amendment amended two instruments which we issued under the Securities Purchase Agreement dated December 21, 2022: (a) the 8% Senior Convertible Debenture dated December 22, 2022 in favor of Alpha Capital Anstalt, and (b) the Common Stock Purchase Warrant dated December 22, 2022 in favor of Alpha Capital Anstalt. The Amendment reduced the Conversion Price of the Debenture from $1.32 per share to $0.73 per share (subject to possible future adjustment pursuant to the terms of the Debenture) and reduced the Exercise Price of the Warrant from $1.65 per share to $0.73 per share (subject to possible future adjustment pursuant to the terms of the Warrant). In addition, the Amendment revised certain provisions of the Warrant to clarify the intention that such Warrant would not be liability-classified for GAAP purposes.

In conjunction with these amendments, Alpha Capital Anstalt waived, as to our authorization to pay in the form of Company common stock (rather than in the form of cash) the Debenture principal payment amounts due for December 2023 and January 2024, the Debenture’s precondition that certain “Equity Conditions” (generally pertaining to the liquidity of our common stock) must be satisfied during an applicable period; provided, that it is still an unwaived precondition that our common stock remains listed on Nasdaq (or another national securities exchange) on each respective payment date. These two monthly principal payments would each have required $110,000 in cash without this waiver, because the “Equity Conditions” are not and will not be satisfied.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 with regard to Securities Purchase Agreement, dated December 5, 2023, between the Company and Alpha Capital Anstalt.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALIGEN THERAPEUTICS, INC.

Date: December 7, 2023	By:	/s/ Michael S. Poirier
Michael S. Poirier, Chief Executive Officer